UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)  March 18, 2005
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                            American River Bankshares
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             (Exact name of registrant as specified in its charter)



         California                     0-31525                  68-0352144
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(State or other jurisdiction          (Commission              (IRS Employer
     Of incorporation)                File Number)           Identification No.)


1545 River Park Drive, Suite 107, Sacramento, California             95815
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code        (916) 565-6100
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Index to Exhibits is on Page 3

Item 8.01: Other Events

Registrant issued a press release March 18, 2005 announcing title changes for Douglas E. Tow and Kevin B. Bender. The foregoing description is qualified by reference to the press release attached here to as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits

         (99.1)   Press release dated March 18, 2005




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN RIVER BANKSHARES


                                       /s/ MITCHELL A. DERENZO
                                       -----------------------------------------
March 18, 2005                         Mitchell A. Derenzo,
                                       Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit No.       Description                                          Page
-----------       -----------                                          ----

  99.1            Press release of American River Bankshares            4
                  dated March 18, 2005


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